                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is a mutual fund with an investment objective to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund is designed for investors who are residents of Pennsylvania for tax purposes.

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective and Policies...........................   B-3
Investment Restrictions.....................................   B-23
Trustees and Officers.......................................   B-24
Investment Advisory and Other Services......................   B-31
Distribution and Service....................................   B-33
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-36
Shareholder Services........................................   B-37
Redemption of Shares........................................   B-39
Contingent Deferred Sales Charge-Class A....................   B-39
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................   B-40
Taxation....................................................   B-41
Fund Performance............................................   B-45
Other Information...........................................   B-48
Report of Independent Accountants...........................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-14

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 1999.

                              GENERAL INFORMATION

     The Fund is organized as an unincorporated trust established under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated January 28, 1987. The Declaration of Trust was amended and restated as of July 21, 1995 and the Fund was renamed Van Kampen American Capital Pennsylvania Tax Free Income Fund. On July 13, 1998, the Fund adopted its current name. The Fund is a non-diversified open-end management investment company.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be divided into classes. Each share represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund and requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated trust established under Pennsylvania law may, under certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

     Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each by each class on matters affecting an individual class. For example, a change in the distribution fee for a class would be voted upon by shareholders of only the class involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 4, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 4,      CLASS     PERCENTAGE
                         OF HOLDER                                1999       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
First Union Brokerage Services..............................   642,544.58      A            5.30%
  A/C 5520-7985
  Mary Alice Morrissey
  James D. Morrissey
  1328 Old Ford Road
  Huntingdon Valley, PA 19006-8106
Merrill Lynch Pierce Fenner & Smith Inc. ...................    25,837.21      C           12.95%
  For the Sole Benefit of its Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East
  2nd Floor
  Jacksonville, FL 32246-6484
Donaldson Lufkin Jenrette Securities Corporation Inc. ......    10,892.49      C            5.46%
  PO Box 2052
  Jersey City, NJ 07303-2052

                       INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

     SPECIAL CONSIDERATION REGARDING PENNSYLVANIA MUNICIPAL SECURITIES. As described in the Prospectus, the Fund will invest primarily in Pennsylvania municipal securities. In addition, the specific Pennsylvania municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Pennsylvania municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

     Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

     The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting fourth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

     During the five year period from fiscal 1993 through fiscal 1997, revenues and other sources increased by an average 4.7 percent annually. Tax revenues during this same period increased by an annual average of 4.1 percent. Intergovernmental revenues, at an 8.5 percent annual average rate of increase, were the revenue source with the largest rate of growth over the five-year period. An accounting change in fiscal 1996 that made food stamp coupon revenue from the federal government an item of intergovernmental revenue is largely responsible for this increase. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9 percent. Program costs for protection of persons and property increased an average 13.8 percent annually, the largest growth rate of all programs. This high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs increased at a 5.7 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs. The fund balance at June 30, 1997 totaled $1,364.9 million, an increase of $729.7 million over the $635.2 million balance at June 30, 1996. Of the $832.4 million unreserved-designated component of fund balance, almost one-half of that amount is represented by the balance in the Tax Stabilization Reserve Fund. The increase in the fund balance at June 30, 1997 also includes a return of an unreserved-undesignated balance. The last such balance was recorded at the end of fiscal 1994. The fiscal 1997 year-end unreserved-undesignated balance of $187.3 million is the largest balance recorded since fiscal 1987.

     The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of tax revenue growth during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2 percent increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7 percent. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million. The largest supplemental appropriations included $100.1 million for medical assistance costs due to implementation of managed medical care for a portion of the medical assistance caseload, and an additional $50 million for bond debt service for potential use to produce present value savings.

     Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represent 3.7 percent of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase although receipts from non-motor vehicle sales were 0.7 percent below estimate. Sales tax receipts on motor vehicle sales were above estimate and offset the shortfall in non-motor vehicle sales tax receipts. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax, which were over estimate by 7.8 percent and 2.7 percent respectively. Receipts from the utility property tax, a state corporate tax, were below estimate by $102.3 million or 30.8 percent. This shortfall was due in large part to the recent deregulation of the electric industry in Pennsylvania. Utility property revenues support in lieu of property tax payments to school districts and local municipalities in Pennsylvania. The amount of the payments to these entities is established by an appropriation by the General Assembly. If sufficient revenues for the payment are not generated by the 30 mill tax rate, the Department of Revenue must levy an additional assessment on the tax base sufficient to provide the funds to be paid. Such additional assessments were levied during previous fiscal years. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of
68.5 percent. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. In prior fiscal years, tax refunds generally were budgeted for the year in which the disbursement was anticipated to occur. This change in the recognition of tax refund liabilities on a budgetary basis is expected to reduce the difference between the budgetary basis unappropriated balance and the GAAP basis unreserved -- undesignated balance (when computed) for the 1998 fiscal year. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations. Of the total fiscal 1998 supplemental appropriations, an amount of $111.6 million was made to the Department of Public Welfare, mostly for the medical assistance program. The need for supplemental appropriations in the delay in implementation of the movement of the final client group to the HealthChoices managed health care resulting in unanticipated fee for service costs.

     The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The estimate was reduced by $1.1 million in November 1998 due to passage of tax legislation. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9 percent rate in the fourth quarter of 1997 to a projected 1.8 percent annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0 percent over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66 percent over actual Commonwealth revenues for fiscal 1998. Tax reductions included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. The major components of the enacted tax reductions and their estimated fiscal 1999 cost are: (a) reduce the capital stock and franchise tax rate from
12.75 mills to 11.99 mills ($72.5 million); (b) increase the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (c) eliminate personal income tax on gains from the sale of and individual's residence ($30.0 million); (d) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (e) expand various sales tax exemptions ($40.4 million); and (f) reduce various other miscellaneous items ($23.2 million). The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the cost of these changes during fiscal 1999 may be above the expected annualized cost of the changes. Reserves for tax refunds for fiscal 1999 total $603.9 million. This amount includes $33.1 million of tax refunds anticipated to be due to the enacted fiscal 1999 tax changes and included in the estimated cost of those changes. Reserves for tax refunds for fiscal 1999 are $306.1 million below the reserve established for fiscal 1998. The fiscal 1998 amount, as described above, includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity to pay fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities. Appropriations enacted for fiscal 1999 are 4.1 percent ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 include: (a) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (b) $60.4 million for higher education, including scholarship grants; (c) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (d) $121.1 million for long-term care medical assistance costs; (e) $14.4 million for technology and Year 2000 investments; (f) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (g) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations. The enacted fiscal 1999 budget assumes the draw down of the $265.4 million beginning budgetary balance by $143.9 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated draw down does not consider the availability of appropriation lapses normally occurring during a fiscal year and used to fund supplemental appropriations or increase unappropriated surplus. For the fiscal year through October 1998, Commonwealth revenues are $69.2 million, or 1.3 percent above estimate for the period. Sales and use tax receipts account for $45.5 million while personal income tax receipts account for $28.1 million of the additional revenues through October 1998. These amounts represent 2.1 percent and 1.5 percent respectively of the estimated revenues budgeted for this period. Corporation taxes for this same period were one percent, or $7.1 million below their estimate. The Commonwealth has not revised its fiscal year estimate of Commonwealth revenues.

     All outstanding general obligation bonds of the Commonwealth are rated AA by Standard & Poor's ("S&P") and Aa3 by Moody's Investors Service, Inc. ("Moody's"). The City of Philadelphia's long-term obligations supported by payments from the City's General Fund are rated Baa2 by Moody's and BBB+ by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     According to the Official Statement dated December 1, 1998 describing General Obligation Bonds, Third Series of 1998 of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision may have a material effect on governmental operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations. Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 1999 is $20 million.

  Powell v. Ridge

     On March 9, 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. In their suit, the plaintiffs claimed that the defendants are violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future, to award counsel fees and costs, and to grant such other relief as the court might find just and proper. The district court allowed two petitions to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional. The defendants filed a motion to dismiss the complaint, arguing that the plaintiffs sued the wrong parties, that some of the plaintiffs lack standing or the capacity to sue the Commonwealth officials, that the plaintiffs' claims are barred by the doctrines of claim preclusion and issue preclusion, and that Congress has not authorized private parties to bring actions in court to enforce the regulations of federal administrative agencies issued under section 602 of the Civil Rights Act of 1964. The legislator intervenors filed a motion to dismiss or, in the alternative, a motion for judgment on the pleadings. The legislator intervenors claimed that the defendants are immune from suit under the Eleventh Amendment, that the statute purporting to waive Eleventh Amendment immunity for Title VI claims is not applicable or, in the alternative, is unconstitutional, and that the plaintiffs have otherwise failed to state a claim. On November 18, 1998, the district court granted in part and denied in part the various motions by the parties. However, because the court found ultimately that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. sec.1983, the court dismissed the action in its entirety with prejudice. An appeal is expected.

  Baby Neal v. Commonwealth, et al.

     In April of 1990, the American Civil Liberties Union ("ACLU") and various named plaintiffs filed a lawsuit against the Commonwealth, the City of Philadelphia, and others in federal court seeking an order that among other things, would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania ("Commonwealth Court"), captioned as the City of Philadelphia, Hon. Wilson Goode, et al. v. Commonwealth of Pennsylvania, Hon. Robert P. Casey, et al., was resolved through a court approved settlement that provides, inter alia, for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30 million over five years. The Commonwealth sought dismissal of the federal action based, among other things, on the settlement of the Commonwealth Court case. In January of 1992, the U.S. District Court for the Eastern District of Pennsylvania, per Judge Robert Kelly, denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaint on the basis of, among other things, Suter v. Artist M. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes. In December of 1994, the U.S. Court of Appeals for the Third Circuit reversed Judge Robert Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties and submitted the agreement to the district court for approval. The district court has preliminarily approved the settlement. Recently, the remaining parties, including the Commonwealth, have agreed to settle the claims made against them. The Commonwealth has agreed to pay $100,000 to settle plaintiffs' $1.4 million claim for attorneys' fees and to take other actions in exchange for a full and final release and dismissal of the case against the Commonwealth parties. The settlement has been presented to the court for approval, and the court has scheduled a hearing for February 1999.

  County of Allegheny v. Commonwealth of Pennsylvania

     On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. On December 7, 1992, the State Association of County Commissioners filed an action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Court in Pennsylvania State Association of County Commissioners
v. Commonwealth of Pennsylvania issued the writ on July 26, 1996, and appointed retired Justice and Senior Judge Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation no later than January 1997. The Court indicated in its order that it intended to require implementation by January 1, 1998. Following issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. The Court has not acted on the petition. On January 28, 1997, the Supreme Court granted Justice Montemuro's request for a 90-day extension of time within to file his report. The Court also announced the establishment of a tripartite committee, including representatives of the Executive Department, the Legislative Department and Justice Montemuro, to develop an implementation plan. On July 26, 1997, Justice Montemuro filed the Interim Report of the Master wherein he recommended a four phase transition to state funding of a unified Judicial system, during each of which specified court employees would transfer into the state payroll system. Justice Montemuro recommended implementation of Phase I effective July 1, 1998 with completion of the final phase early next century. Numerous objections to the report were filed by September 1, 1997, but the Court has taken no action on them. As Phase I of his proposed plan, Justice Montemuro recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 150 people statewide, local court administrators are currently employees of the counties in which they work. On April 22, 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme

Court of approximately $12 million for the purpose of funding county court administrators. This appropriation was designed to enable the Commonwealth to implement Phase I of Justice Montemuro's plan. However, the act also provides that no funds from the appropriation may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12 million appropriated to the Judicial Department cannot be used. On May 11, 1998, the Administrative Governing Board of the First Judicial District (comprising the Court of Common Pleas of Philadelphia, the Philadelphia Municipal Court, and the Traffic Court of Philadelphia) filed an action in mandamus in the Commonwealth Court of Pennsylvania against the City of Philadelphia and several City officials, claiming that the City government had failed to provide adequate funds for the operation of the courts of the First Judicial District. The petitioners in that case have demanded that the court order the City of Philadelphia to disburse all funds reasonably necessary for the continued operation of the courts during fiscal year 1998-99 in an amount totaling at least $110 million. The case is captioned Alex Bonavitacola, et at
v. Edward G. Rendell, et al. Also, on May 11, 1998, the City of Philadelphia and related respondents in Bonavitacola filed a complaint joining the Commonwealth of Pennsylvania, the General Assembly and its elected leadership as additional respondents. In their complaint, the City respondents assert that under the Supreme Court's order issued July 26, 1996 in Pa. State Ass'n of County of Commissioners v. Commonwealth of Pennsylvania, the General Assembly was obligated to enact a funding scheme for a unified court system no later than January 1, 1998. Because the General Assembly has not done so, the City respondents allege, the Commonwealth has failed to comply with the Supreme Court's order. Thus, the City respondents have requested Commonwealth Court to require the General Assembly to comply with the Supreme Court's mandamus order and to order the Commonwealth to pay whatever sums are necessary to fund the cost of operating the courts in fiscal year 1998-99. The First Judicial District Governing Board joined in the City respondents' request as an alternative to its demanded relief against the City defendants. On June 15, 1998, upon motion of the First Judicial District Governing Board, the Supreme Court of Pennsylvania assumed extraordinary jurisdiction over the case and directed Commonwealth Court, on an expedited basis, to prepare proposed findings of fact and conclusions of law. Acting pursuant to the Supreme Court's June 15, 1998 order, President Judge James Gardner Colins of Commonwealth Court on June 17, 1998 issued findings of fact, conclusions of law and a proposed order. In his proposed order, President Judge Colins recommended that the Supreme Court order the President of the Philadelphia City Council immediately to introduce legislation to fund the courts of the First Judicial District for fiscal year 1998-99 and to take all necessary steps to ensure its passage. President Judge Colins also recommended that the Supreme Court order the General Assembly to pass legislation, prior to June 30, 1999, to fund the entire state judicial system. By order entered June 23, 1998, Commonwealth Court forwarded its findings of fact and conclusions of law and proposed order to the Supreme Court for final disposition. The Commonwealth and the General Assembly have objected to President Judge Colins' proposed order. Subsequent to Commonwealth Court's issuance of its findings of fact, conclusions of law and proposed order, the City Council and Mayor of Philadelphia acceded partially to President Judge Colins' proposed mandate that the City fund the First Judicial District's courts for fiscal year 1998-99. In June 1998, the City enacted an ordinance transferring to the First Judicial District funds sufficient to enable the Philadelphia Court system to operate through December 31, 1998, thus obviating the First Judicial District's request for emergency relief. However, the First Judicial District petitioners and the City of Philadelphia respondents continue to press their demands that the General Assembly be required to enact legislation providing for state funding of the courts. In addition, the County of Allegheny has petitioned the Supreme Court for leave to intervene in the Bonavitacola case to secure the same relief against the Commonwealth -- an order requiring the Commonwealth to fund its courts. The Bonavitacola case remains pending before the Supreme Court for disposition. On November 25, 1998, the First Judicial District Governing Board filed with the Supreme Court a renewed motion for entry of an order providing emergency relief. In their renewed motion, the Bonavitacola plaintiffs asked the court to order the City of Philadelphia to provide funds to the First Judicial District's courts sufficient to maintain necessary judicial operations through the end of the fiscal year.

  Bank Shares Tax Litigation

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994. Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. This credit represents approximately five percent (5%) of the potential claim of Fidelity, had the constitutional issues been resolved in favor of Fidelity. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in the above-referenced Pennsylvania Supreme Court appeal. As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. No expenditure of the Commonwealth funds is required in order to implement this aspect of the settlement with the intervening banks, since the credits have already been claimed by said banks. Although the described settlements have eliminated the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed petitions that are currently pending with the Commonwealth Court. One of these banks, Royal Bank of Pennsylvania, is proceeding forward on behalf of all the other banks. These appeals raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court. By decision dated January 8, 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank has filed exceptions. On July 30, 1998, the Commonwealth Court, en banc, denied those exceptions. Royal Bank has appealed to the Pennsylvania Supreme Court.

  Pennsylvania Association of Rural and Small Schools (PARSS) v. Ridge

     This litigation was filed in January 1991, by an association of rural and small schools, several individual school districts, and a group of parents and students, against former Governor Robert P. Casey and former Secretary of Education Donald M. Carroll, Jr. The litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed, pending resolution of the state court case. After a lengthy trial, Judge Dan Pellegrini on July 9, 1998, issued an opinion and decree nisi dismissing the petitioners' claim in its entirety. Judge Pellegrini held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. On July 20, 1998, the petitioners filed a timely motion for post-trial relief, taking exception to many of Judge Pellegrini's findings of fact and conclusions of law, and again asking Commonwealth Court to declare Pennsylvania's public school funding system to be unconstitutional. Also, the petitioners on July 21, 1998, filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue -- whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, Marrero v. Commonwealth of Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. On September 2, 1998, the Supreme Court granted the petitioners' application and directed the filing of briefs. Recently, the respondents asked the Supreme Court to clarify its assumption of jurisdiction. Specifically, the respondents have asked the Court to state expressly that it will consider only the issue of justiciability, as requested in the petitioners' application and not other issues presented in petitioners' motion for post-trial relief pending in the Commonwealth Court.

  Pennsylvania Human Relations Commission v. School District of Philadelphia, et. al. v. Commonwealth of Pennsylvania, et. al.

     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools." On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial Orders of the Commonwealth Court." In addition, a group of intervenors (led by ASPIRA of Pennsylvania) on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders. By order dated April 30, 1996, Judge Doris A. Smith of Commonwealth Court overruled the Commonwealth's and the City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or contribution against the City. Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Supreme Court of Pennsylvania on July 3, 1996, assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion. The Supreme Court retained jurisdiction. The evidence in the trial was concluded on July 11, 1996, after 19 days of trial. On August 20, 1996, Judge Smith issued an Opinion and Order. The Order stated, in relevant part, as follows: 1. Judgment is entered in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth of Pennsylvania and Governor of Pennsylvania. 2. Judgment is entered in favor of the City of Philadelphia and the Mayor of Philadelphia on the ASPIRA claim and on the cross-claim filed by the Commonwealth and Governor. 3. The Commonwealth and Governor shall submit a plan to the Court within thirty days from the date of this order detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District to enable it to comply with the remedial order during fiscal 1997 and any future years during which the School District of Philadelphia establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District [of Philadelphia] is entitled to additional resources for 1996-1997 of $45.1 million." On August 30, 1996, the Commonwealth filed with the Supreme Court of Pennsylvania the following documents: 1. Exceptions to the Findings of Fact, Conclusions of Law, Opinion and "Order" of the Honorable Doris A. Smith;
2. Motion to Vacate Purported "Order" of the Honorable Doris A. Smith; and 3. Notice of Appeal and Jurisdictional Statement. In their filings, the Commonwealth requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. On September 10, 1996, the Supreme Court of Pennsylvania issued an order granting the Commonwealth's Motion to Vacate. The Court directed its Prothonotary to establish a briefing schedule and a date for oral argument and indicated that it would issue a further order limiting the issues to be addressed. Finally, the Supreme Court stated that Commonwealth Court "is divested of jurisdiction of th[e] matter..., and all further proceedings in the Commonwealth Court are stayed pending further order of th[e Supreme] Court." The Supreme Court again retained jurisdiction. On January 28, 1997, the Supreme court issued an order directing the parties to brief the following issues: 1. Whether the lower court erred in its order of November 3, 1995, joining the Commonwealth and Governor, the City of Philadelphia and Mayor, as additional respondents? 2. Whether the lower court exceeded its authority in fashioning remedies to redress de facto segregation in the Philadelphia School

District? 3. Whether an enforcement action is to be treated in the lower court's original or appellate jurisdiction? Briefing has been completed, and the Supreme Court has said that it will hear oral argument sometime in the future. The Supreme Court heard oral argument on the three issues on February 3, 1998, and took the matter under advisement.

  Ridge v. State Employee's Retirement Board

     On August 1, 1983, the United States Supreme Court in Arizona Governing Committee v. Norris, 463 U.S. 1073 (1983) held that the use of gender distinct actuarial factors to calculate pension benefits violated federal civil rights laws. Norris and the subsequent Florida v. Long, 487 U.S. 223 (1988) limited required application of gender neutral actuarial factors to benefits based on service credited on or after August 1, 1983. Benefits based upon service credited before August 1, 1983, could continue to be calculated using gender distinct actuarial factors. The State Employee's Retirement Board and its sister agency, the Public School Employee's Retirement Board, have been in full compliance with Norris, using gender neutral factors for benefits based upon post-July 31, 1983, service and gender distinct actuarial factors for benefits based upon pre-August 1, 1983 service. On December 29, 1993, Joseph H. Ridge, former judge of the Allegheny Court of Common Pleas filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board. Judge Ridge filed an amended Petition for Review on February 7, 1995. Judge Ridge alleges that the State Employees' Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates Article I, Section 26 (equal protection) and Article I, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the State Employees' Retirement Board would be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivors annuitants. The Commonwealth Court granted the State Employees' Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages other than a recalculation of his pension benefits should he prevail. The Commonwealth Court also denied Judge Ridge's preliminary objections to the State Employees' Retirement Board's New Matter. On November 20, 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. On February 13, 1997, the Commonwealth Court, after oral argument en banc, denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

  Yesenia Marrero, et al. v. Commonwealth, et al.

     On February 24, 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, ASPIRA, Inc. of Pennsylvania and the Philadelphia Branch of the NAACP, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education. Citing the Education Clause of the Constitution of Pennsylvania, as well as provisions of the Declaration of Rights under the Pennsylvania Constitution, the petitioners claim, inter alia, that Pennsylvania's "statutory education financing system is unconstitutional as applied to the School District [of Philadelphia]"; that "[t]he system of funding public education violates the constitutional mandate to provide a thorough and efficient system of public education in the City [of Philadelphia]"; that "[t]he scheme for financing public education precludes the Commonwealth from providing the constitutionally required 'thorough and efficient system of public education' in the circumstances faced by the School District [of Philadelphia]"; and that "Defendants have failed to provide the School District [of Philadelphia] with the resources and other assistance necessary to provide all of its students with the quality of education to which they are [c]onstitutionally entitled." Petitioners seek an order that provides, inter alia, as follows: 1. A declaration "that the Commonwealth has failed to fulfill its obligations to provide for an adequate system of public schools in the School District [of Philadelphia]." 2. A declaration "that the present statutory scheme employed for funding public education in the Commonwealth as applied to the School District [of Philadelphia] violates
Article 3, Section 14 of the Pennsylvania Constitution." 3. A declaration "that the [l]egislature must amend the present or enact new education legislation so as to assure that education funding for the School District [of Philadelphia] accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to redress their disadvantage." The respondents filed preliminary objections seeking dismissal of the action. On March 2, 1998, Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete, but the Court has not scheduled oral argument.

  Rite Aid of Pennsylvania, Inc. v. Houston

     On March 24, 1997, Rite Aid of Pennsylvania, Inc. (Rite Aid) filed in the U.S. District Court for the Eastern District of Pennsylvania a civil action against the Secretary of Public Welfare (Secretary). In its complaint, Rite Aid alleged that in promulgating regulations on October 1, 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid), the Secretary violated various provisions of Title XIX of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process. On November 3, 1997, the district court granted in part and denied in part the parties' cross-motions for judgment on the pleadings. The court granted judgment in favor of the Secretary on Rite Aid's federal due process claim and Rite Aid's claim that the Secretary had violated a federal regulation (42 CFR sec.447.205) requiring public notice 60 days prior to revising the reimbursement rates. However, the court denied the Secretary's motion for judgment on the pleadings regarding Rite Aid's procedural claim under 42 U.S.C. sec.1396(a)(30)(A). The court also granted judgment on the pleadings in favor of Rite Aid on its claim that the Secretary violated a federal regulation (42 CFR sec.447.205(c)(4)) requiring the Secretary to identify a local agency where the proposed reimbursement changes were available for public view. After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court on May 8, 1998 granted a motion filed by Rite Aid and PPA to limit its review of the Secretary's compliance with 42 U.S.C. sec.1396(a)(30)(A) "to the information before [the Secretary] at the time [she] made [her] decision to lower" the reimbursement rates. On August 31, 1998, the district court granted the motions of Rite Aid and PPA for summary judgment and denied the cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of section 1396(a)(30)(A) of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the revised rates were consistent with the statutory standards of efficiency, economy, and quality of care. The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. The Secretary filed motions to stay the district court's injunction order pending appeal. However, the district court denied the motion on September 18, 1998, and the court of appeals denied the application for stay on October 26, 1998. However, the court of appeals did grant the Secretary's motion for expedited appeal, and briefing should be concluded by early January. The court has not scheduled oral argument. In the meantime, the Department of Public Welfare has altered its reimbursement rates consistent with the district court's ruling. The estimated annualized cost of paying the higher reimbursement rates is $106 million.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of futures and options transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures on such contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain, in a segregated account having an aggregate value with its custodian, cash or other readily marketable portfolio securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the total assets of the Fund at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party and will monitor such creditworthiness on an ongoing basis.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     2. Invest more than 25% of its assets in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (As described in the Prospectus or herein, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market, however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.

     3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.

     4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described from time to time in the Prospectus or herein.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     9. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition, except that the Fund may temporarily invest up to 10% of the value of its assets in Pennsylvania tax exempt money market funds and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

     As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
3 Wexford Court                             executive committee for the Investment Company Institute,
Houston, TX 77024                           and a member of the Board of Trustees of the Houston
Date of Birth: 10/19/39                     Museum of Natural Science. Immediate past chairman of the
                                            Investment Company Institute. Prior to January 1999,
                                            Chairman and a Director of Van Kampen Investments, the
                                            Advisers, the Distributor and Investor Services and
                                            Director or officer of certain other subsidiaries of Van
                                            Kampen Investments. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     Effective January 1, 1998, the trustees adopted a standardized compensation and benefits program for each fund in the Fund Complex. The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                               FUND COMPLEX
                                          AGGREGATE     ----------------------------------------------------------
                            YEAR FIRST   COMPENSATION        AGGREGATE            AGGREGATE             TOTAL
                            APPOINTED       BEFORE          PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                                OR         DEFERRAL     RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                            ELECTED TO     FROM THE     ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
         NAME(1)            THE BOARD      FUND(2)          EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
         -------            ----------   ------------   -------------------   ------------------   ---------------
J. Miles Branagan              1995         $1,116            $35,691              $60,000            $125,200
Linda Hutton Heagy             1995            916              3,861               60,000             112,800
R. Craig Kennedy               1993          1,116              2,652               60,000             125,200
Jack E. Nelson                 1987          1,116             18,385               60,000             125,200
Phillip B. Rooney              1997          1,116              6,002               60,000             125,200
Dr. Fernando Sisto             1995          1,116             68,615               60,000             125,200
Wayne W. Whalen                1987          1,116             12,658               60,000             125,200
Paul G. Yovovich(1)            1998              0                  0               60,000            $ 25,300

---------------

(1) Mr. Paul G. Yovovich became a member of the Board of Trustees effective October 22, 1998 and thus does not have a full fiscal year of information to report. Trustees not eligible for compensation or retirement benefits are not shown in the table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal period ended September 30, 1998. The following trustees deferred compensation from the Fund during the fiscal period ended September 30, 1998: Mr. Branagan $1,116; Ms. Heagy $916; Mr. Kennedy $558; Mr. Nelson $1,116; Mr. Rooney $1,116; Dr. Sisto $558; and Mr. Whalen $1,116. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective

    Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of September 30, 1998 is as follows: Mr. Branagan $5,424; Mr. Gaughan $7,099; Ms. Heagy $7,499; Mr. Kennedy $11,497; Mr. Miller $9,164; Mr. Nelson $16,615; Mr. Robinson $13,380; Mr. Rooney $2,596; Dr. Sisto $2,085; and Mr. Whalen $14,171. The
    deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.

(4) This is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.

     As of January 4, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. See "Accounting Services Agreement" below. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.60% on the first $500 million of average daily net assets and 0.50% on the average daily net assets over $500 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the annual expenses of the Fund for any fiscal year exceed the most stringent limit in any state in which the Fund's shares are offered for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, the Adviser received $1,234,844, $1,645,589 and $1,665,021, respectively, in advisory fees from the Fund.

OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Advisory Corp. received $75,164, $8,710 and $9,900, respectively, in accounting services fees from the Fund.

     LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Van Kampen Investments received $102, $11,300 and $12,300, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.

                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal Period Ended September 30, 1998......................    $267,010        $32,468
Fiscal Year Ended December 31, 1997.........................    $360,849        $50,901
Fiscal Year Ended December 31, 1996.........................    $580,225        $69,263

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     For shares sold prior to July 1, 1987 the "Implementation Date," the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or sub-agreements. To the extent that there remain outstanding shares of the Fund that were purchased prior to the Implementation Date, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     The Distributor must submit quarterly reports to the Board of Trustees of the Fund setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 1998, there were $1,191,721 and $1,678 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.23% and 0.05% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.

     For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $407,027 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Class B Plan were $392,267 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $261,569 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $97,827 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal period ended September 30, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $24,549 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $4,471 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $17,330 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

                                 TRANSFER AGENT

     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $102,466, $171,000 and $250,100, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

                                                                        AFFILIATED BROKERS
                                                                        -------------------
                                                                          MORGAN      DEAN
                                                              BROKERS    STANLEY     WITTER
                                                              -------   ----------   ------
Commission paid:
  Fiscal period ended September 30, 1998....................  $ 1,600       --         --
  Fiscal year ended December 31, 1997.......................       --       --         --
  Fiscal year ended December 31, 1996.......................       --       --         --
Fiscal period 1998 Percentages:
  Commissions with affiliate to total commissions...........                --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                --         --

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or in partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

               WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED
                      SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a CDSC. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

     FEDERAL INCOME TAXATION. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt interest dividends during the year is not deductible for federal income tax purposes. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended September 30, 1998. The maximum long-term capital gains rate for corporations is 35%.

     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     GENERAL. The federal, income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

     The table does not reflect the effect of the exemption of the Fund from local personal property taxes and from the Philadelphia School District Investment Net Income Tax; accordingly, residents of Pennsylvania subject to such taxes would need a higher taxable equivalent estimated current return than those shown to equal the tax-exempt estimated current return of the Fund.

        1998 FEDERAL AND PENNSYLVANIA STATE TAXABLE VS. TAX-FREE YIELDS

                                                                   TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT           TAX      --------------------------------------------------------------------------------
     RETURN             RETURN        BRACKET*   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%    8.5%
----------------   ----------------   --------   ----   ----   ----   ----   ----   ----    ----    ----    ----    ----    ----
$       0-25,750   $       0-43,050    17.40%    4.24%  4.84%  5.45%  6.05%  6.66%   7.26%   7.87%   8.47%   9.08%   9.69%  10.29%
   25,750-62,450     43,050-104,050    30.00%    5.00   5.71   6.43   7.14   7.86    8.57    9.29   10.00   10.71   11.43   12.14
  62,450-130,250    104,050-158,550    32.90%    5.22   5.96   6.71   7.45   8.20    8.94    9.69   10.43   11.18   11.92   12.67
 130,250-283,150    158,550-283,150    37.80%    5.63   6.43   7.23   8.04   8.84    9.65   10.45   11.25   12.06   12.86   13.67
    Over 283,150       Over 283,150    41.30%    5.96   6.81   7.67   8.52   9.37   10.22   11.07   11.93   12.78   13.63   14.48

---------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge; Class B Shares and Class C Shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES

     The average annualized total return, including payment of the sales charge, with respect to the Class A Shares for (i) the one year period ended September 30, 1998 was 2.79%, (ii) the five year period ended September 30, 1998 was 4.64% and (iii) the ten year period ended September 30, 1998 was 7.83%.

     The Fund's yield with respect to the Class A Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.74%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.86%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 1998 was 7.81%.

     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 147.86%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 1998 was 160.20%.

CLASS B SHARES

     The average annualized total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended September 30, 1998 was 3.15%, (ii) the five year period ended September 30, 1998 was 4.63% and
(iii) the approximately five year, four month period of May 3, 1993 (commencement of investment operations of the Fund) through September 30, 1998 was 5.46%.

     The Fund's yield with respect to the Class B Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.18%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.38%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 1998 was 7.04%.

     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 33.35%.

     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to September 30, 1998 was 34.35%.

CLASS C SHARES

     The average annualized total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended September 30, 1998 was 6.15%, (ii) the five year period ended September 30, 1998 was 4.89% and
(iii) the approximately five year, one month period from August 13, 1993 (the commencement of investment operations of the Fund) through September 30, 1998 was 5.18%.

     The Fund's yield with respect to the Class C Shares for the 30 day period ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.22%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.38%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 1998 was 7.04%.

     The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 29.60%.

     The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to September 30, 1998 was 29.60%.

                               OTHER INFORMATION

     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS -- KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Saul, Ewing, Remick & Saul acts as special counsel to the Fund for Pennsylvania disclosure, Pennsylvania tax matters and passes on the legality of the Fund's shares.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
November 6, 1998

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.1%
         PENNSYLVANIA  97.7%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625%   01/01/22  $  3,811,360
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec.........   8.625    02/15/04     1,989,991
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         Duquesne Univ Proj (AMBAC Insd).................   6.500    03/01/11     1,206,190
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................   7.750    02/01/15     2,395,452
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.500    05/15/06     1,076,920
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.500    05/15/07     1,080,050
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.600    05/15/08     1,089,590
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/09     1,098,710
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/10     1,092,690
 1,160   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................   5.750    05/15/17     1,233,428
   925   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............   6.750    02/01/26     1,033,475
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................   6.700    12/01/20     2,766,075
   315   Allegheny Cnty, PA Res Fin Auth Mtg Rev 1983 Ser
         B...............................................       *    10/01/15        53,317
 1,945   Allegheny Cnty, PA Res Mtg Comp Int Single
         Family Ser Z (GNMA Collateralized)..............   6.875    05/01/26     2,095,951
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver PA
         Inc Ser A (Prerefunded @ 07/01/02) (AMBAC
         Insd)...........................................   6.250    07/01/22     2,210,040
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg.....   7.750    09/01/24     4,713,300
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......   8.672    11/10/20     7,305,000
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................   6.875    10/01/17     2,184,840
 3,000   Berks Cnty, PA Muni Auth Rev Hlth Care Pooled
         Fin Proj........................................   5.000    03/01/28     2,970,210
   965   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................   7.500    05/15/13     1,082,730
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................   7.700    05/15/22     1,129,910
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................   6.600    03/01/19     3,053,847
 1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................   7.500    09/01/15     1,120,530

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................   5.650%   05/15/20  $  1,052,300
 1,880   Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp (MBIA Insd)................................   5.625    07/01/08     2,075,106
   760   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....       *    06/01/01       687,162
   860   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....       *    06/01/02       746,626
   915   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................   8.500    07/01/13     1,032,989
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................   8.500    07/01/21     1,140,960
 1,130   Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................   7.200    07/01/07     1,217,033
 2,230   Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................   6.800    11/15/23     2,456,167
 2,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conf Cent
         Hyatt Regency...................................   6.200    01/01/29     2,019,000
 1,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
         Riverfront Office...............................   6.000    01/01/25     1,013,520
 2,475   Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/00)........................   8.350    06/01/15     2,707,378
 1,500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)...................   9.250    06/01/22     1,799,580
   500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................   6.200    06/01/05       529,015
 3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................   7.000    06/01/26     3,187,590
 2,000   Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................   6.375    07/01/22     2,191,340
 4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)....       *    09/01/24     1,351,019
 3,500   Geisinger, PA Auth Hlth Sys Rev PA St Geisinger
         Hlth Sys Ser A..................................   5.000    08/15/28     3,480,960
 1,985   Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................   8.500    08/01/10     2,135,165
 1,000   Harrisburg, PA Auth Office & Pkg Rev Ser A......   6.000    05/01/19     1,017,060
 3,000   Harrisburg, PA Auth Rev Pooled Univ Pgm Ser 11
         (MBIA Insd).....................................   5.625    09/15/17     3,236,190
   900   Hazleton, PA Hlth Svcs Auth Hosp Rev............   5.500    07/01/07       968,499
   650   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................   5.850    07/01/06       701,766
 1,750   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Metro Edison Co Proj A (AMBAC Insd).............   5.950    05/01/27     1,920,607
   570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/13       281,985
   570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/14       266,606

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/15  $    221,220
  490    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/16       204,511
  500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/17       197,735
  500    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/18       187,620
  560    Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................       *    11/01/19       199,713
2,500    Jim Thorpe, PA Area Sch Dist Ser A (MBIA
         Insd)...........................................   5.375%   03/15/22     2,604,525
1,800    Kiski, PA Area Sch Dist (FGIC Insd).............   5.300    03/01/17     1,881,306
2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................   6.700    04/01/26     2,205,700
1,760    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
         Oblig Group.....................................   6.000    11/01/23     1,779,501
1,085    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
         Lifepath Inc Proj...............................   6.300    06/01/28     1,071,958
1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........   6.400    11/01/21     1,106,820
2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................   6.500    07/01/22     2,184,020
2,500    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................   7.750    07/01/16     2,716,300
1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................   8.875    10/01/20     1,113,980
  750    McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................   8.650    06/01/11       842,190
3,000    Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................   6.250    10/01/15     2,820,000
  500    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......   7.250    05/01/16       506,445
2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev.......................................   6.300    01/01/13     2,047,620
2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........   5.625    11/15/12     2,381,602
2,500    Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............   7.600    04/01/21     2,708,575
3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
         (LOC -- Banque Paribas).........................   7.500    01/01/12     3,294,270
1,000    Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth
         Academy (LOC -- Summit Bank)....................   7.750    09/01/24     1,125,320
1,415    New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................   5.500    05/15/17     1,508,376
3,300    New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................   5.500    05/15/26     3,488,826
1,500    North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....   6.200    11/01/22     1,635,660

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................   6.875%   11/01/19  $  1,170,620
 2,500   Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................   7.550    06/01/17     2,798,150
 1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (Prerefunded @
         02/15/05) (AMBAC Insd)..........................   6.625    08/15/15     1,150,920
 2,247   Oil City, PA Towne Tower Proj...................   6.750    05/01/20     2,499,049
 1,335   Penn Hills, PA (FGIC Insd)......................   5.800    12/01/13     1,481,490
 1,600   Penn Hills, PA (FGIC Insd)......................   5.850    12/01/14     1,774,800
 1,335   Penn Hills, PA (FGIC Insd)......................   5.900    12/01/17     1,475,642
 3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................   7.050    12/01/10     3,361,890
 1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................   7.125    12/01/15     1,684,290
 5,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................   6.600    01/01/19     5,386,800
 4,000   Pennsylvania Hsg Fin Agy (Inverse Fltg).........   9.914    10/03/23     4,565,000
 1,000   Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................   6.500    07/01/23     1,073,680
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................   6.900    04/01/25     1,090,500
 2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................   6.850    04/01/25     2,733,550
   850   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B (Prerefunded @ 09/01/02)......   6.800    09/01/10       943,738
 2,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
         City of Philadelphia (MBIA Insd)................   5.600    06/15/15     2,111,800
 4,000   Pennsylvania St Ctfs Partn (FSA Insd)...........   6.250    05/01/16     4,330,080
 2,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................   9.672    09/01/26     2,337,500
 2,500   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................  10.941    03/01/20     2,815,625
 4,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............   6.400    03/01/22     4,207,360
 1,200   Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Bryn Mawr College (MBIA Insd)..........   5.625    12/01/27     1,301,136
 5,400   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................   6.375    05/01/17     5,909,058
 1,000   Philadelphia, PA Auth For Indl Dev Hlth Care Fac
         Rev.............................................   5.750    05/15/18     1,010,150
 2,505   Philadelphia, PA Auth For Indl Dev Rev Coml Dev
         RMK Rfdg........................................   7.750    12/01/17     2,846,181
 3,000   Philadelphia, PA Auth For Indl Dev Rev Long-Term
         Care Maplewood..................................   8.000    01/01/24     3,354,240
11,565   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................   5.375    02/15/27    12,117,229
 3,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
         Insd)...........................................   6.250    07/01/08     3,337,620

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 250    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent (Prerefunded @
         10/01/01).......................................   7.000%   10/01/21  $    277,913
2,800    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................   6.500    11/15/22     3,021,536
4,000    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................   6.625    11/15/23     4,328,840
  760    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.300    07/01/14       776,158
  985    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.400    07/01/17     1,005,892
  450    Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................   6.500    07/01/21       460,282
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/08     1,003,065
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/11     2,127,975
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/12     2,033,479
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................       *    03/15/13     2,292,345
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................   7.800    04/01/18     2,287,058
1,800    Philadelphia, PA Wtr & Swr Rev Ser 16
         (Prerefunded @ 08/01/01)........................   7.500    08/01/10     2,018,088
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd) (b).......................................   5.625    06/15/08     2,217,600
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................   6.800    10/01/25     1,573,209
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...   6.250    10/01/17     1,587,690
  795    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............   8.000    12/01/20       821,124
4,500    Pottsville, PA Hosp Auth Rev Pottsville Hosp
         (ACA CBI Insd)..................................   5.500    07/01/18     4,620,915
2,665    Radnor Twp, PA Sch Dist.........................   5.750    03/15/19     2,868,979
3,000    Radnor Twp, PA Sch Dist.........................   5.750    03/15/26     3,218,790
8,500    Saint Mary Hosp Auth Bucks PA Catholic Hlth Init
         A...............................................   5.000    12/01/28     8,453,505
1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Marian Cmnty Hosp Proj Rfdg.....................   7.125    01/15/13     1,096,840
2,000    Shaler, PA Area Sch Dist Cap Apprec Ser A (FGIC
         Insd)...........................................       *    11/15/22       618,120
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg (Prerefunded @
         12/01/02).......................................   6.875    12/01/09     3,013,447
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................   7.200    04/01/07       380,958
  650    Springfield Twp, PA Swr Auth Gtd................   5.800    10/15/18       666,529
1,000    Springfield Twp, PA Swr Auth Gtd................   6.000    10/15/27     1,028,980

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,180   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
         Insd)...........................................   6.500%   02/01/14  $  2,496,013
 1,300   State Pub Sch Bldg Auth PA Sch Rev Pittson Area
         Sch Dist Ser P (FSA Insd) (a)...................   5.000    07/15/21     1,303,393
 1,500   Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................   7.450    12/15/18     1,637,100
 2,935   West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01) (LOC -- Bank of Scotland).............   7.400    06/01/16     3,263,397
 1,000   West Shore, PA Area Hosp Auth Hosp Rev Holy
         Spirit Hosp Proj (MBIA Insd)....................   5.700    01/01/22     1,066,940
   350   Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................   8.250    07/01/13       355,380
                                                                               ------------
                                                                                269,832,660
                                                                               ------------
         GUAM  0.4%
 1,000   Guam Arpt Auth Rev Ser B........................   6.700    10/01/23     1,104,800
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $244,880,737)........................................................   270,937,460
SHORT-TERM INVESTMENTS  0.2%
  (Cost $400,000)............................................................       400,000
                                                                               ------------
TOTAL INVESTMENTS  98.3%
  (Cost $245,280,737)........................................................   271,337,460
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%..................................     4,724,851
                                                                               ------------
NET ASSETS  100.0%...........................................................  $276,062,311
                                                                               ============

* Zero coupon bond

(a)  Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $245,280,737).......................  $271,337,460
Cash........................................................       277,202
Receivables:
  Interest..................................................     4,178,992
  Investments Sold..........................................     2,561,263
  Fund Shares Sold..........................................       122,038
Other.......................................................        18,800
                                                              ------------
      Total Assets..........................................   278,495,755
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,280,155
  Income Distributions......................................       478,378
  Distributor and Affiliates................................       174,123
  Investment Advisory Fee...................................       134,912
  Fund Shares Repurchased...................................       109,183
Trustees' Deferred Compensation and Retirement Plans........       149,560
Accrued Expenses............................................       107,133
                                                              ------------
      Total Liabilities.....................................     2,433,444
                                                              ------------
NET ASSETS..................................................  $276,062,311
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $250,373,504
Net Unrealized Appreciation.................................    26,056,723
Accumulated Undistributed Net Investment Income.............       358,014
Accumulated Net Realized Loss...............................      (725,930)
                                                              ------------
NET ASSETS..................................................  $276,062,311
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $219,282,152 and 12,021,762 shares of
    beneficial interest issued and outstanding).............  $      18.24
    Maximum sales charge (4.75%* of offering price).........           .91
                                                              ------------
    Maximum offering price to public........................  $      19.15
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,497,854 and 2,934,927 shares of
    beneficial interest issued and outstanding).............  $      18.23
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,282,305 and 180,058 shares of
    beneficial interest issued and outstanding).............  $      18.23
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Nine Months Ended September 30, 1998 and the
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                   Nine Months Ended       Year Ended
                                                   September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................      $12,528,072          $17,301,880
                                                      -----------          -----------
EXPENSES:
Investment Advisory Fee.........................        1,234,844            1,645,589
Distribution (12b-1) and Service Fees
  (Attributed to Classes A, B and C of $407,027,
  $392,267 and $24,549, respectively, for the
  nine months ended 9/30/98 and $551,201,
  $490,120 and $30,079, respectively, for the
  year ended 12/31/97)..........................          823,843            1,071,400
Shareholder Services............................          149,608              266,800
Trustees' Fees and Expenses.....................           29,487               36,431
Legal...........................................            5,707               27,200
Custody.........................................            1,209                8,362
Other...........................................          194,460              183,017
                                                      -----------          -----------
    Total Expenses..............................        2,439,158            3,238,799
                                                      -----------          -----------
NET INVESTMENT INCOME...........................      $10,088,914          $14,063,081
                                                      ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................      $ 2,314,845          $ 1,516,339
  Futures.......................................          (51,614)            (467,390)
                                                      -----------          -----------
Net Realized Gain...............................        2,263,231            1,048,949
                                                      -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................       25,057,255           17,962,920
  End of the Period:
    Investments.................................       26,056,723           25,057,255
                                                      -----------          -----------
Net Unrealized Appreciation During the Period...          999,468            7,094,335
                                                      -----------          -----------
NET REALIZED AND UNREALIZED GAIN................      $ 3,262,699          $ 8,143,284
                                                      ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS......      $13,351,613          $22,206,365
                                                      ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                   Nine Months Ended        Year Ended          Year Ended
                                   September 30, 1998   December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............        $10,088,914         $ 14,063,081        $ 14,364,732
Net Realized Gain.................          2,263,231            1,048,949           1,606,502
Net Unrealized
  Appreciation/Depreciation.......            999,468            7,094,335          (5,619,309)
                                         ------------         ------------        ------------
Change in Net Assets from
  Operations......................         13,351,613           22,206,365          10,351,925
                                         ------------         ------------        ------------
Distributions from Net Investment
  Income:
  Class A Shares..................         (8,483,120)         (11,483,502)        (11,821,553)
  Class B Shares..................         (1,740,891)          (2,162,615)         (2,128,485)
  Class C Shares..................           (108,827)            (132,920)           (151,397)
                                         ------------         ------------        ------------
    Total Distributions...........        (10,332,838)         (13,779,037)        (14,101,435)
                                         ------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........          3,018,775            8,427,328          (3,749,510)
                                         ------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........         14,901,436           20,080,197          35,010,881
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...          5,939,810            7,972,553           8,324,756
Cost of Shares Repurchased........        (26,619,385)         (36,874,447)        (37,239,983)
                                         ------------         ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................         (5,778,139)          (8,821,697)          6,095,654
                                         ------------         ------------        ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..........................         (2,759,364)            (394,369)          2,346,144
NET ASSETS:
Beginning of the Period...........        278,821,675          279,216,044         276,869,900
                                         ------------         ------------        ------------
End of the Period (including
  accumulated undistributed net
  investment income of $358,014,
  $601,938 and $317,894,
  respectively)...................       $276,062,311         $278,821,675        $279,216,044
                                         ============         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended December 31
                         Nine Months Ended    -----------------------------------------------
Class A Shares           September 30, 1998    1997      1996      1995      1994      1993
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............         $18.038         $17.490   $17.737   $16.081   $18.062   $16.899
                              -------         -------   -------   -------   -------   -------
Net Investment
  Income.............            .684            .928      .919      .946      .965     1.027
Net Realized and
  Unrealized
  Gain/Loss..........            .216            .528     (.263)    1.660    (1.985)    1.164
                              -------         -------   -------   -------   -------   -------
Total from Investment
  Operations.........            .900           1.456      .656     2.606    (1.020)    2.191
Less Distributions
  from and in Excess
  of Net Investment
  Income.............            .698            .908      .903      .950      .961     1.028
                              -------         -------   -------   -------   -------   -------
Net Asset Value, End
  of the Period......         $18.240         $18.038   $17.490   $17.737   $16.081   $18.062
                              =======         =======   =======   =======   =======   =======
Total Return* (a)....           5.08%**         8.59%     3.86%    16.62%    (5.72%)   13.25%
Net Assets at End of
  the Period (In
  millions)..........         $ 219.3         $ 223.9   $ 227.4   $ 226.7   $ 203.2   $ 221.7
Ratio of Expenses to
  Average Net
  Assets*............           1.03%           1.04%     1.09%     1.00%      .90%      .71%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............           5.06%           5.27%     5.32%     5.57%     5.73%     5.80%
Portfolio Turnover...             29%**           46%       57%       28%        8%        1%
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............             N/A             N/A     1.09%     1.14%     1.17%     1.09%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............             N/A             N/A     5.31%     5.42%     5.46%     5.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                             Nine Months                                                May 1, 1993
                                Ended              Year Ended December 31              (Commencement
                            September 30,   -------------------------------------   of Distributions) to
      Class B Shares            1998         1997      1996      1995      1994      December 31, 1993
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............    $18.031      $17.484   $17.731   $16.080   $18.055              $17.460
                               -------      -------   -------   -------   -------              -------
Net Investment Income......       .579         .791      .788      .819      .841                 .586
Net Realized and Unrealized
  Gain/Loss................       .217         .531     (.264)    1.659    (1.985)                .603
                               -------      -------   -------   -------   -------              -------
Total from Investment
  Operations...............       .796        1.322      .524     2.478    (1.144)               1.189
Less Distributions from and
  in Excess of Net
  Investment Income........       .599         .775      .771      .827      .831                 .594
                               -------      -------   -------   -------   -------              -------
Net Asset Value, End of the
  Period...................    $18.228      $18.031   $17.484   $17.731   $16.080              $18.055
                               =======      =======   =======   =======   =======              =======
Total Return* (a)..........      4.51%**      7.78%     3.07%    15.72%    (6.39%)               6.81%**
Net Assets at End of the
  Period (In millions).....    $  53.5      $  51.9   $  48.4   $  46.8   $  37.6              $  27.7
Ratio of Expenses to
  Average Net Assets*......      1.79%        1.79%     1.85%     1.75%     1.64%                1.48%
Ratio of Net Investment
  Income to Average Net
  Assets*..................      4.29%        4.51%     4.56%     4.81%     4.98%                4.47%
Portfolio Turnover.........        29%**        46%       57%       28%        8%                   1%**
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......        N/A          N/A     1.85%     1.89%     1.90%                1.82%
Ratio of Net Investment
  Income to Average Net
  Assets...................        N/A          N/A     4.55%     4.66%     4.71%                4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                        August 13, 1993
                                                     Year Ended December 31              (Commencement
                         Nine Months Ended    -------------------------------------   of Distributions) to
Class C Shares           September 30, 1998    1997      1996      1995      1994      December 31, 1993
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............         $18.031         $17.482   $17.729   $16.079   $18.045       $    17.850
                              -------         -------   -------   -------   -------       -----------
Net Investment
  Income.............            .576            .795      .788      .812      .850              .325
Net Realized and
  Unrealized
  Gain/Loss..........            .221            .529     (.264)    1.665    (1.985)             .208
                              -------         -------   -------   -------   -------       -----------
Total from Investment
  Operations.........            .797           1.324      .524     2.477    (1.135)             .533
Less Distributions
  from and in Excess
  of Net Investment
  Income.............            .599            .775      .771      .827      .831              .338
                              -------         -------   -------   -------   -------       -----------
Net Asset Value, End
  of the Period......         $18.229         $18.031   $17.482   $17.729   $16.079       $    18.045
                              =======         =======   =======   =======   =======       ===========
Total Return* (a)....           4.51%**         7.78%     3.08%    15.72%    (6.34%)            2.98%**
Net Assets at End of
  the Period (In
  millions)..........         $   3.3         $   3.0   $   3.4   $   3.4   $   2.2       $       2.1
Ratio of Expenses to
  Average Net
  Assets*............           1.79%           1.79%     1.85%     1.75%     1.63%             1.54%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............           4.29%           4.52%     4.56%     4.76%     4.97%             4.08%
Portfolio Turnover...             29%**           46%       57%       28%        8%                1%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............             N/A             N/A     1.85%     1.90%     1.90%             1.89%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............             N/A             N/A     4.55%     4.61%     4.70%             3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                               September 30, 1998
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $725,930 which expires on September 30, 2003.

    At September 30, 1998, for federal income tax purposes, the cost of long- and short-term investments is $245,280,737; the aggregate gross unrealized appreciation is $26,134,852 and the aggregate gross unrealized depreciation is $78,129, resulting in net unrealized appreciation of $26,056,723.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $5,600 and $15,000, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $75,300 and $92,600, respectively,

                               September 30, 1998
--------------------------------------------------------------------------------

representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $102,500 and $171,000, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.

     At September 30, 1998, capital aggregated $195,613,792, $51,557,103 and
$3,202,609 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       520,818   $  9,392,200
  Class B..........................................       265,723      4,794,537
  Class C..........................................        39,580        714,699
                                                       ----------   ------------
Total Sales........................................       826,121   $ 14,901,436
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       268,259   $  4,841,424
  Class B..........................................        56,752      1,023,605
  Class C..........................................         4,146         74,781
                                                       ----------   ------------
Total Dividend Reinvestment........................       329,157   $  5,939,810
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,181,685)  $(21,304,126)
  Class B..........................................      (266,552)    (4,793,744)
  Class C..........................................       (28,889)      (521,515)
                                                       ----------   ------------
Total Repurchases..................................    (1,477,126)  $(26,619,385)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

     At December 31, 1997, capital aggregated $202,684,294, $50,532,705 and
$2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

     At December 31, 1996, capital aggregated $213,006,053, $48,564,507 and
$3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   ------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   ------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   ------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $33,100 and $50,300, respectively and CDSC on redeemed shares of approximately $46,900 and $99,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the nine month period ending September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $80,333,053 and $89,194,145, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $124,610,146 and $129,034,925, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                               September 30, 1998
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, for the nine months ended September 30, 1998 and the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996..........................          -0-
Futures Opened............................................          900
Futures Closed............................................         (900)
                                                                   ----
Outstanding at December 31, 1997..........................          -0-
Futures Opened............................................          100
Futures Closed............................................         (100)
                                                                   ----
Outstanding at September 30, 1998.........................          -0-
                                                                   ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $280,778 and $353,100, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

    Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the

                               September 30, 1998
--------------------------------------------------------------------------------

internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.